UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 17, 2003

BETA OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-68381	86-0876964
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 S. Yale, Suite 813, Tulsa, OK	74136
(Address of principal executive offices)	(Zip Code)

(918) 495-1011
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated June 17, 2003.

Item 9.	Regulation FD Disclosure

On June 17,2003, the Registrant issued a press release announcing that it had received written notice to provide for cumulative voting for the election of directors at the Registrant’s June 20, 2003 Annual Meeting.  A copy of the press release is attached as an exhibit to the Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETA OIL & GAS, INC.

Date: June 17, 2003	By:	/s/ Joseph L. Burnett
Joseph L. Burnett
Chief Financial Officer and Principal Accounting Officer